Accrued Expenses and Other Liabilities - Schedule of Accrued Expenses and Other Liabilities (Details) £ in Thousands, $ in Thousands	Dec. 31, 2021 USD ($)	Dec. 31, 2021 GBP (£)	Dec. 31, 2020 USD ($)	Mar. 31, 2018 GBP (£)
Payables and Accruals [Abstract]
Compensation and benefits	$ 8,747		$ 8,732
Research and development costs	11,311		15,343
UCLB milestone	10	£ 180	205	£ 350
Professional fees	3,449		3,005
Other liabilities	150		496
Total accrued expenses and other liabilities	$ 23,667		$ 27,781